Exhibit 10.1
EXECUTION

AMENDMENT NUMBER FIVE

to the

MASTER REPURCHASE AGREEMENT

dated as of September 14, 2015

among

BARCLAYS BANK PLC

and

PENNYMAC CORP.

and

PENNYMAC LOAN SERVICES, LLC

and

PENNYMAC MORTGAGE INVESTMENT TRUST

This AMENDMENT NUMBER FIVE (this “Amendment”) is made as of this 3rd day of May, 2017, by and among Barclays Bank PLC (the “Purchaser” and the “Agent”), PennyMac Mortgage Investment Trust (the “Guarantor”), PennyMac Loan Services, LLC (the “Servicer”) and PennyMac Corp. (the “Seller”), and amends that certain Master Repurchase Agreement, dated as of September 14, 2015, as amended by Amendment Number One, dated as of August 31, 2016, Amendment Number Two, dated as of September 29, 2016, Amendment Number Three, dated as of December 2, 2016 and Amendment Number Four, dated as of March 24, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), by and among the Purchaser, the Agent, the Guarantor, the Servicer and the Seller.

WHEREAS, the Purchaser, the Agent, the Guarantor, the Servicer and the Seller have agreed to amend the Repurchase Agreement as more particularly set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.Amendments. Effective as of the date hereof,

(a)Section 2 of the Repurchase Agreement is hereby amended by deleting the defined term “Committed Amount” in its entirety and replacing such term with the following:

“Committed Amount” means an amount equal to $220,000,000, minus the sum of (i) the MSR Facility Borrowed Amount and (ii) the Aggregate EPF Purchase Price for all transactions in respect of the Committed Amount (as defined in the Mortgage Loan Participation Purchase and Sale Agreement) under the Mortgage Loan Participation Purchase and Sale Agreement, on a committed basis, subject to the Optional Committed Amount Decrease (as defined in the Pricing Side Letter).

(b)Section 2 of the Repurchase Agreement is hereby amended by deleting the defined term “Maximum Aggregate Purchase Price” in its entirety and replacing such term with the following:

“Maximum Aggregate Purchase Price” means, with respect to this Agreement and the Mortgage Loan Participation Purchase and Sale Agreement in the aggregate, (i) from May

15, 2017 to and including September 30, 2017, an amount equal to $600,000,000, and (ii) at any other time, an amount equal to $400,000,000.

(c)Section 2 of the Repurchase Agreement is hereby amended by deleting the defined term “Uncommitted Amount” in its entirety and replacing such term with the following:

“Uncommitted Amount” means an amount equal to (a) the difference between (i) the Maximum Aggregate Purchase Price and (ii) the Committed Amount, minus (b) the Aggregate EPF Purchase Price for all transactions in respect of the Uncommitted Amount (as defined in the Mortgage Loan Participation Purchase and Sale Agreement) under the Mortgage Loan Participation Purchase and Sale Agreement.

SECTION 2.Fees and Expenses.  Seller agrees to pay to Purchaser all fees and out of pocket expenses incurred by Purchaser in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of the legal counsel to Purchaser incurred in connection with this Amendment, in accordance with Section 23 of the Repurchase Agreement. As a condition precedent to the effectiveness of this Amendment, Seller shall pay to Purchaser the Amendment Fee as defined in Amendment Number Four to the Master Repurchase Agreement Pricing Side Letter dated as of May 3, 2017.

SECTION 3.Defined Terms.  Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Repurchase Agreement.

SECTION 4.Limited Effect.  Except as amended hereby, the Repurchase Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment need not be made in the Repurchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Repurchase Agreement, any reference in any of such items to the Repurchase Agreement being sufficient to refer to the Repurchase Agreement as amended hereby.

SECTION 5.Representations. In order to induce Purchaser to execute and deliver this Amendment, each of the Guarantor, the Servicer and the Seller hereby represents to Purchaser that as of the date hereof, (i) each of the Guarantor, the Servicer and the Seller is in full compliance with all of the terms and conditions of the Program Documents and remains bound by the terms thereof and (ii) no default or event of default has occurred and is continuing under the Program Documents.

SECTION 6.Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflict of laws (other than Sections 5-1401 and 5‑1402 of the New York General Obligations Law which shall be applicable).

SECTION 7.Counterparts.  For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.  The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

SECTION 8.Miscellaneous.

(a)This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

(b)The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Repurchase Agreement or any provision hereof or thereof.

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IN WITNESS WHEREOF, the Purchaser, the Agent, the Servicer, the Guarantor and the Seller have each caused their names to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.

BARCLAYS BANK PLC,
as Purchaser and Agent

By:_/s/ Ellen Kiernan____________________
Name:  Ellen Kiernan
Title:    Director

PENNYMAC CORP.,
as Seller

By:_/s/ Pamela Marsh____________________
Name:  Pamela Marsh
Title:    Managing Director, Treasurer

PENNYMAC MORTGAGE INVESTMENT TRUST,
as Guarantor

By:_/s/ Pamela Marsh____________________
Name:  Pamela Marsh
Title:    Managing Director, Treasurer

PENNYMAC LOAN SERVICES, LLC,
as Servicer

By:_/s/ Pamela Marsh____________________
Name:  Pamela Marsh
Title:    Managing Director, Treasurer

Amendment Number Five to Master Repurchase Agreement